UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4324
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2022

Item 1. Report to Stockholders.

(a)

TCM SMALL CAP GROWTH FUND

SEMI-ANNUAL REPORT

TCM Small Cap Growth Fund

March 31, 2022

TCM SMALL CAP GROWTH FUND

Table of Contents

Performance Discussion	2
Performance	5
Fund Information	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Fund Expense Example	22
Approval of Interim Investment Advisory Agreement	24
Statement Regarding Liquidity Risk Management Program	27
Additional Information	28
Privacy Notice	29

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

May 13, 2022

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Fund”).  This is the semi-annual report to shareholders of the Fund covering the six months ended March 31, 2022, which is the first half of the Fund’s fiscal year.  The report includes a discussion of the factors that impacted the performance of the Fund for the period, as well as information on Fund expenses and holdings. This is the last report to shareholders by the Fund, which merged into the new Voya Small Cap Growth Fund (“Voya Fund”) after the close of business on April 1, 2022.  All shareholders of the Fund on that date became shareholders of the Voya Fund upon the merger.

Performance Overview.  The performance of the Small Cap Fund for the following periods was:

	Fourth	First	Six Months
	Quarter	Quarter	Ended
	2021	2022	March 31, 2022
TCM Small Cap Growth Fund	3.98%	-9.77%	-6.17%
Russell 2000® Growth Index	0.01%	-12.63%	-12.62%
Lipper Small Cap Growth Average	1.94%	-12.45%	-10.63%

For longer term performance, please see the Average Annual returns table following this letter.

Performance Attribution – Six Months Ended March 31, 2022.  Below is a summary of performance attribution for the past two quarters.

Fourth Quarter 2021.  The issues facing investors in the fourth quarter were essentially a repeat – digesting the impact of the new Omicron variant, continued supply chain logjams, a tight labor market and rising concerns over inflation as companies attempt to pass along higher costs in the face of strong demand.  Consistent with all of 2021, active managers with a focus on quality and earnings performed well in the recent quarter.  Larger market capitalizations and a higher return on equity also helped as did valuation factors, with nonearners significantly underperforming the benchmark. The Fund outperformed the benchmark by almost 4% driven by strong stock selection in the technology and consumer discretionary sectors.  Our underweight to biotech (and stock selection in pharma), as well as our overweight to semiconductors, also helped the portfolio outperform.

First Quarter 2022. With few exceptions, global financial assets sustained losses in the first quarter as supply chain shortages pushed inflation to levels last seen on the 1980s.  Market volatility increased as investors anticipated aggressive central bank actions to control inflation.  Then, in late February, Russia invaded Ukraine, sparking a humanitarian crisis and another pullback across virtually all asset classes.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

The Fed began raising interest rates in March, the first of many anticipated hikes as part of the significant transition away from a long standing accommodative monetary policy.  For the quarter, the Fund outperformed its benchmark by 2.86% driven by strong stock selection within the industrials, technology and healthcare sectors, offset by the selection effect in energy and financials. The effect of the Fund’s sector weights was essentially neutral, with the positive impact of our overweight to industrials and underweight to healthcare being offset by the underweight to energy during the period.

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the six months ended March 31, 2022 were:

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Tower Semiconductor
(customizable chip manufacturer)	1.90	0.92
LHC Group (post-acute health care services)	1.54	0.60
SiTime Corporation (silicon-based timing devices)	1.28	0.51
WillScot Mobile Mini
(temporary portable workspaces)	2.84	0.50
Pacira Biosciences (non-opioid pain management)	1.40	0.49

	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
Natera (prenatal genetic testing services)	1.05	-0.97
indie Semiconductor (automotive
semiconductors and software solutions)	0.97	-0.54
Crocs (casual lifestyle footwear)	0.41	-0.47
Canada Goose Holdings
(performance luxury apparel)	1.36	-0.44
Focus Financial Partners
(wealth management services)	2.08	-0.41

Thank you for the trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Managing Director	Managing Director

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

This material must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of March 31, 2022 the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.  The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index.  Cash flow is the net amount of cash being transferred into and out of a business. Return on equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders’ equity.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership according to the Frank Russell Company. Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency. Each Lipper average represents a universe of funds with similar investment objectives. The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. One cannot invest directly in an index. The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

Mutual fund investing involves risk, principal loss is possible.  The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater in emerging markets. Growth-oriented funds may underperform when value investing is in favor.

Quasar Distributors, LLC, Distributor through (04/01/2022)

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended March 31, 2022:

	One	Three	Five	Ten	Since Inception
	Year	Year	Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	-1.30%	15.18%	14.75%	14.41%	11.50%
Russell 2000® Growth Index	-14.33%	9.88%	10.33%	11.21%	9.42%
Lipper Small Cap Growth Average	-8.15%	13.14%	13.14%	11.97%	10.16%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 992-0180.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at March 31, 2022 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$475 million
Total Operating Expenses(1)	0.93%

(1)
Tygh Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding interest expense in connection with investment activities, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses to 0.95% of average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least October 1, 2024 and may continue for an indefinite period thereafter as determined by the Board of Trustees (the “Board”). The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The Expense Cap may be terminated at any time by the Board upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board. The total operating expenses represents what investors have paid as of the prospectus dated March 11, 2022. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Top Ten Holdings (% of net assets)

ASGN, Inc.	2.9%	Fabrinet	2.2%
Planet Fitness, Inc. - Class A	2.6%	CACI International, Inc.	2.0%
WillScot Mobile Mini		Focus Financial Partners, Inc. - Class A	2.0%
Holdings Corp.	2.5%	Hannon Armstrong Sustainable
TFI International, Inc.	2.4%	Infrastructure Capital, Inc.	2.0%
Chart Industries, Inc.	2.3%	Onto Innovation, Inc.	2.0%

Sector Allocation (% of net assets)

(2)	Cash equivalents and other assets in excess of liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2022 (Unaudited)

Shares		Value
COMMON STOCKS - 97.1%

Aerospace & Defense - 1.3%
127,200	Spirit AeroSystems
	Holdings, Inc. -
	Class A	$6,218,808
Auto Components - 1.9%
23,110	Dorman Products, Inc.(1)	2,196,143
92,135	Gentherm, Inc.(1)	6,729,541
		8,925,684
Banks - 2.1%
46,567	Western Alliance
	Bancorp	3,856,679
68,344	Wintrust Financial Corp.	6,351,208
		10,207,887
Biotechnology - 4.4%
65,764	Alkermes PLC(1)	1,730,251
25,176	Apellis
	Pharmaceuticals, Inc.(1)	1,279,192
42,040	Arrowhead
	Pharmaceuticals, Inc.(1)	1,933,420
15,356	Beam Therapeutics, Inc.(1)	879,899
19,039	Biohaven Pharmaceutical
	Holding Co. Ltd.(1)	2,257,454
23,735	Blueprint Medicines
	Corp.(1)	1,516,192
17,207	CareDx, Inc.(1)	636,487
36,364	Denali
	Therapeutics, Inc.(1)	1,169,830
155,393	DermTech, Inc.(1)	2,281,169
32,641	Fate Therapeutics, Inc.(1)	1,265,491
55,648	Halozyme
	Therapeutics, Inc.(1)	2,219,242
21,183	Intellia
	Therapeutics, Inc.(1)	1,539,369
30,925	PTC Therapeutics, Inc.(1)	1,153,812
18,718	Twist Bioscience Corp.(1)	924,295
		20,786,103
Capital Markets - 2.0%
209,858	Focus Financial
	Partners, Inc. -
	Class A(1)	9,598,905

Chemicals - 2.6%
290,955	Element Solutions, Inc.	6,371,914
63,007	Innospec, Inc.	5,831,298
		12,203,212
Commercial Services & Supplies - 3.4%
101,227	Casella Waste Systems,
	Inc. - Class A(1)	8,872,546
64,250	Clean Harbors, Inc.(1)	7,172,870
		16,045,416
Communications Equipment - 1.6%
459,512	Viavi Solutions, Inc.(1)	7,388,953

Construction & Engineering - 5.0%
47,717	Quanta Services, Inc.	6,280,035
209,460	Sterling Construction
	Co., Inc.(1)	5,613,528
307,871	WillScot Mobile Mini
	Holdings Corp.(1)	12,046,992
		23,940,555
Electronic Equipment,
Instruments & Components - 3.7%
99,038	Fabrinet(1)	10,411,865
29,384	Littelfuse, Inc.	7,328,663
		17,740,528
Energy Equipment & Services - 1.2%
166,345	Aspen Aerogels, Inc.(1)	5,735,576

Health Care Equipment & Supplies - 4.2%
140,821	Axonics, Inc.(1)	8,815,394
76,871	Establishment Labs
	Holdings, Inc.(1)	5,180,337
125,757	LeMaitre Vascular, Inc.	5,843,928
		19,839,659
Health Care Providers & Services - 5.6%
31,420	Amedisys, Inc.(1)	5,413,352
45,521	LHC Group, Inc.(1)	7,674,840
45,182	ModivCare, Inc.(1)	5,213,551
159,284	Progyny, Inc.(1)	8,187,198
		26,488,941
Hotels, Restaurants & Leisure - 6.1%
315,565	Lindblad Expeditions
	Holdings, Inc.(1)	4,758,720

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2022 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS - 97.1% (Continued)

Hotels, Restaurants & Leisure - 6.1% (Continued)
144,807	Planet Fitness, Inc. -
	Class A(1)	$12,233,296
65,508	Shake Shack, Inc. -
	Class A(1)	4,447,993
89,200	Texas Roadhouse, Inc.	7,468,716
		28,908,725
Household Durables - 2.1%
20,921	Cavco Industries, Inc.(1)	5,038,823
86,531	Skyline Champion
	Corp.(1)	4,748,821
		9,787,644
Insurance - 2.0%
81,276	HCI Group, Inc.	5,541,398
17,346	Kinsale Capital
	Group, Inc.	3,955,235
		9,496,633
Internet & Direct Marketing Retail - 1.7%
255,022	Liquidity Services, Inc.(1)	4,365,977
70,169	Revolve Group,
	Inc. - Class A(1)	3,767,373
		8,133,350
Internet Software & Services - 1.1%
49,209	Perficient, Inc.(1)	5,417,419

IT Services - 7.6%
57,243	ExlService
	Holdings, Inc.(1)	8,201,205
205,061	Genpact Ltd.	8,922,204
241,011	I3 Verticals, Inc. -
	Class A(1)	6,714,566
45,580	Maximus, Inc.	3,416,221
106,884	WNS Holdings
	Ltd. - ADR(1)	9,137,513
		36,391,709
Life Sciences Tools & Services - 2.4%
11,549	Bio-Techne Corp.	5,001,179
26,253	ICON PLC(1)	6,385,255
		11,386,434
Machinery - 4.5%
108,842	The Shyft Group, Inc.	3,930,285
62,264	Chart Industries, Inc.(1)	10,695,087
160,449	Columbus McKinnon
	Corp.	6,803,037
		21,428,409
Marine - 1.2%
77,283	Kirby Corp.(1)	5,579,060

Oil, Gas & Consumable Fuels - 0.8%
70,132	Matador Resources Co.	3,715,593

Pharmaceuticals - 2.5%
17,572	Arvinas, Inc.(1)	1,182,596
28,472	Intra-Cellular
	Therapies, Inc.(1)	1,742,202
120,048	Pacira
	BioSciences, Inc.(1)	9,162,063
		12,086,861
Professional Services - 4.9%
117,053	ASGN, Inc.(1)	13,661,255
31,868	CACI International,
	Inc. - Class A(1)	9,600,554
		23,261,809
REIT - 2.0%
197,029	Hannon Armstrong
	Sustainable Infrastructure
	Capital, Inc.	9,345,085
Road & Rail - 2.4%
105,417	TFI International, Inc.	11,227,965

Semiconductors &
Semiconductor Equipment - 10.5%
220,908	Cohu, Inc.(1)	6,538,877
64,095	Diodes, Inc.(1)	5,575,624
499,775	indie Semiconductor,
	Inc. - Class A(1)	3,903,243
75,808	Kulicke & Soffa
	Industries, Inc.	4,246,764
29,484	MKS Instruments, Inc.	4,422,600
106,751	Onto Innovation, Inc.(1)	9,275,594
32,666	SiTime Corp.(1)	8,095,288

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2022 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS - 97.1% (Continued)

Semiconductors &
Semiconductor Equipment - 10.5% (Continued)
164,079	Tower
	Semiconductor Ltd.(1)	$7,941,424
		49,999,414
Software - 3.5%
33,985	CyberArk
	Software Ltd.(1)	5,734,969
52,180	Five9, Inc.(1)	5,760,672
47,516	Rapid7, Inc.(1)	5,285,680
		16,781,321
Textiles, Apparel & Luxury Goods - 1.6%
157,904	Canada Goose
	Holdings, Inc.(1)	4,157,612
81,327	Kontoor Brands, Inc.	3,362,872
		7,520,484
Trading Companies & Distributors - 1.2%
128,499	H&E Equipment
	Services, Inc.	5,592,276

TOTAL COMMON STOCKS
(Cost $363,418,918)		461,180,418

EXCHANGE-TRADED FUNDS: 1.5%
79,782	SPDR S&P
	Biotech ETF(1)	7,170,806

TOTAL EXCHANGE-TRADED FUNDS
(Cost $6,806,287)		7,170,806

TOTAL INVESTMENTS
IN SECURITIES - 98.6%
(Cost $370,225,205)		468,351,224
Other Assets in Excess
of Liabilities - 1.4%		6,748,430
TOTAL NET ASSETS - 100.0%		$475,099,654

ADR	American Depositary Receipt
(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2022 (Unaudited)

ASSETS
Investments in securities, at value (cost $370,225,205) (Note 2)	$468,351,224
Receivables:
Investment securities sold	12,792,937
Fund shares sold	1,284,778
Dividends and interest	39,332
Prepaid expenses	12,342
Total assets	482,480,613

LIABILITIES
Payables:
Investment securities purchased	3,745,810
Fund shares redeemed	2,622,120
Investment advisory fees	932,818
Administration fees	18,628
Fund accounting fees	7,240
Audit fees	45,343
Custody fees	3,136
Trustee fees	1,971
Transfer agent fees	2,156
Chief Compliance Officer fees	1,085
Other accrued expenses	652
Total liabilities	7,380,959
NET ASSETS	$475,099,654
Net Asset Value (unlimited shares authorized):
Net assets	$475,099,654
Shares of beneficial interest issued and outstanding	12,215,607
Net asset value, offering and redemption price per share	$38.89

COMPONENTS OF NET ASSETS
Paid-in capital	$368,787,157
Total distributable (accumulated) earnings (losses)	106,312,497
Net assets	$475,099,654

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2022 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $7,877)	$814,727
Interest	1,702
Total investment income	816,429

EXPENSES
Investment advisory fees	1,984,891
Administration fees	164,583
Fund accounting fees	49,892
Custody fees	20,583
Miscellaneous expenses	19,427
Audit fees	13,659
Registration fees	12,027
Transfer agent fees	11,139
Trustees fees	10,089
Legal fees	7,335
Reports to shareholders	5,098
Insurance expenses	3,957
Chief Compliance Officer fees	3,413
Total expenses	2,306,093
Net investment income (loss)	(1,489,664)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	19,754,617
Change in net unrealized appreciation/depreciation on investments	(49,853,717)
Net realized and unrealized gain (loss) on investments	(30,099,100)
Net increase (decrease) in net assets
resulting from operations	$(31,588,764)

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2022	Year Ended
	(Unaudited)	September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(1,489,664)	$(3,201,356)
Net realized gain (loss) on investments	19,754,617	100,740,789
Change in net unrealized appreciation/
depreciation on investments	(49,853,717)	55,079,334
Net increase (decrease) in net assets
resulting from operations	(31,588,764)	152,618,767

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions	(88,990,928)	(28,271,294)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(1)	93,914,026	8,343,337
Total increase (decrease) in net assets	(26,665,666)	132,690,810

NET ASSETS
Beginning of period/year	501,765,320	369,074,510
End of period/year	$475,099,654	$501,765,320

(1)	Summary of share transactions is as follows:

	Six Months Ended
	March 31, 2022		Year Ended
	(Unaudited)		September 30, 2021
	Shares	Value	Shares	Value
Shares sold	841,331	$37,520,802	1,818,953	$84,906,869
Shares issued in
reinvestment of
distributions	1,993,470	87,154,480	654,991	27,824,008
Shares redeemed	(729,147)	(30,761,256)	(2,269,306)	(104,387,540)
Net increase (decrease)	2,105,654	$93,914,026	204,638	$8,343,337

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended
	March 31, 2022		Year Ended September 30,
	(Unaudited)		2021	2020	2019	2018	2017
Net asset value,
beginning of period/year	$49.63		$37.26	$34.36	$40.76	$37.62	$28.94

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)(1)	(0.13)		(0.32)	(0.17)	(0.12)	(0.20)	(0.21)
Net realized and unrealized
gain (loss) on investments	(1.98)		15.61	3.58	(2.17)	8.74	8.89
Total from
investment operations	(2.11)		15.29	3.41	(2.29)	8.54	8.68

LESS DISTRIBUTIONS
From net realized gain	(8.63)		(2.92)	(0.51)	(4.11)	(5.40)	—
Total distributions	(8.63)		(2.92)	(0.51)	(4.11)	(5.40)	—
Net asset value,
end of period/year	$38.89		$49.63	$37.26	$34.36	$40.76	$37.62
Total return	(6.17	)%(2)	42.36%	9.99%	(3.92)%	26.09%	29.99%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$475.1		$501.8	$369.1	$433.1	$453.3	$370.8
Portfolio turnover rate	40	%(2)	84%	111%	121%	126%	139%
Ratio of expenses
to average net assets	0.93	%(3)	0.93%	0.94%	0.93%	0.93%	0.95%
Ratio of net investment gain
(loss) to average net assets	(0.60	)%(3)	(0.68)%	(0.53)%	(0.37)%	(0.55)%	(0.62)%

(1)	Calculated using average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2022 (Unaudited)

NOTE 1 – ORGANIZATION

The Fund is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on October 1, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

On April 1, 2022 the TCM Small Cap Growth Fund was reorganized from the Professionally Managed Portfolios Trust into the Voya Equity Trust (Please see Note [2.J]).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2022 (Unaudited) (Continued)

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022. See the Schedule of Investments for industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$461,180,418	$—	$—	$461,180,418
Exchange-Traded Funds	7,170,806	—	—	7,170,806
Total Investments	$468,351,224	$—	$—	$468,351,224

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2022 (Unaudited) (Continued)

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of the most recent fiscal year ended September 30, 2021, the Fund had no late year losses and no post October losses. As of the most recent fiscal year ended September 30, 2021, there were no capital loss carryovers for the Fund.

As of March 31, 2022, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income and capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends are provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2022 (Unaudited) (Continued)

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved the Liquidity Risk Management Program that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

I.
Recently Issued Accounting Pronouncements. In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or ‘fund-of-funds arrangements.’ These regulatory changes may limit a fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. The Fund is currently assessing the potential impact of the new rule on the Fund’s financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2022 (Unaudited) (Continued)

determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rule by September 8, 2022. The Fund is currently assessing the potential impact of the new rules on the Funds’ financial statements.

J.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 18, 2021 the Board of Trustees of Professionally Managed Portfolios voted to approve an Agreement and Plan of Reorganization (the “Reorganization”) whereby the TCM Small Cap Growth Fund (the “Fund”) will reorganize into the Voya Small Cap Growth Fund (the “Voya Fund”), a recently created series of the Voya Equity Trust, a Massachusetts business trust. The Voya Fund, which invests primarily in smaller companies, is managed in a similar, but not identical manner, to the Fund.

At a Special Meeting of the shareholders held on March 15, 2022, shareholders approved Proposal 1 and Proposal 2 of the reorganization of the Fund based on the following results:

Proposal 1: Proposal to approve the Agreement and Plan of Reorganization by and among each of Voya Equity Trust, on behalf of Voya Small Cap Growth Fund, Professionally Managed Portfolios, on behalf of the TCM Small Cap Growth Fund, Voya Investments, LLC and Tygh Capital Management, Inc, providing for the reorganization of the TCM Small Cap Growth Fund with and into Voya Small Cap Growth Fund.

Total outstanding shares: 12,321,276.374
Total shares voted: 10,868,245.677
For: 10,862,437.752
Against: 2,297.772
Abstain/WHD: 3,510.153

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2022 (Unaudited) (Continued)

Proposal 2: Proposal to approve an interim investment advisory agreement between Voya Investment Management, LLC and Professionally Managed Portfolios, on behalf of the TCM Small Cap Growth Fund.

Total outstanding shares: 12,321,276.374
Total shares voted: 10,868,245.677
For: 10,862,437.752
Against/WHD: 2,297.772
Abstain: 3,510.153

The Reorganization was structured as a tax-free reorganization for federal tax purposes and became effective on April 1, 2022.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management (“Tygh”) served as investment adviser to the Fund until December 31, 2021, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Tygh (the “Prior Advisory Agreement”). At a meeting held November 18, 2021 the Board approved an Interim Investment Advisory Agreement between Voya Investment Management Co. LLC (“Voya”) and the Trust, on behalf of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the six months ended March 31, 2022 is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Amounts due from the Advisor are paid monthly to the Fund, if applicable. For the six months ended March 31, 2022, the Advisor did not waive any fees or reimburse expenses.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2022 (Unaudited) (Continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The Officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the six months ended March 31, 2022 are disclosed in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund.

U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2022, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, were $206,295,495 and $194,430,903, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2022.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended March 31, 2022 (estimated) and the year ended September 30, 2021, were as follows:

Distributions paid from:	March 31, 2022	September 30, 2021
Short-term capital gain	$18,192,394	$2,551,820
Long-term capital gain	70,798,534	25,719,474

As of the most recent fiscal year ended September 30, 2021, the components of distributable (accumulated) earnings (losses) on a tax basis were as follows:

Cost of investments(1)	$353,720,937
Gross tax unrealized appreciation	161,601,571
Gross tax unrealized depreciation	(15,783,995)
Net tax unrealized appreciation (depreciation)	145,817,576
Undistributed ordinary income (loss)	16,671,399
Undistributed long-term capital gain (loss)	64,403,214
Total distributable earnings	81,074,613
Other accumulated gain (loss)	—
Total distributable (accumulated) earnings (loss)	$226,892,189

(1)	The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2022 (Unaudited) (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Loan activity for the six months ended March 31, 2022, was as follows:

Maximum available credit	$40,000,000
Largest amount outstanding on an individual day	—
Average balance when in use	—
Credit facility outstanding as of March 31, 2022	—
Average interest rate when in use	—

Interest expense for the six months ended March 31, 2022, is disclosed in the Statement of Operations, if applicable.

NOTE 7 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund's performance.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended March 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/21 – 3/31/22).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying fund may vary. These expenses are not included in the example. The example includes, but is not limited to, investment advisory fees, fund accounting, fund administration, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended March 31, 2022 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/21	3/31/22	10/1/21 – 3/31/22(1)
Actual	$1,000.00	$ 938.30	$4.49
Hypothetical (5% return
before expenses)	1,000.00	1,020.29	$4.68

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93% multiplied by the average account value over the period multiplied by 182/365 (to reflect one-half year period).

TCM SMALL CAP GROWTH FUND

APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT (Unaudited)

At its meeting held on November 18, 2021, the PMP Board, including all of the Independent Trustees, considered and approved the Advisory Agreement between PMP Trust and Voya IM, on behalf of the TCM Small Cap Growth Fund, in order to enable the portfolio managers at Tygh Capital to continue managing the day-to-day investments of the Fund upon the closing of the Transaction, at which time the portfolio managers would become employees of Voya IM. The PMP Board considered that the Advisory Agreement was an interim agreement that was in compliance with Rule 15a-4 of the 1940 Act and would permit Voya IM to continue managing the Fund for up to 150 days after the closing of the Transaction while obtaining shareholder approval of the Reorganization, which the PMP Board approved at the meeting held on November 18, 2021.

At the meeting, the PMP Board received and reviewed substantial information regarding the Fund, Voya IM and the services to be provided by Voya IM to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the PMP Board’s determination. Below is a summary of the factors considered by the PMP Board and the conclusions that formed the basis for the PMP Board’s approval of the Advisory Agreement:

1.
Adviser representations. The Board considered the Adviser’s representations that (i) the Transaction would not result in any change in the services provided by the Adviser to the Fund, in the fees paid by the Fund under the Advisory Agreement or in other fees or expenses that may be borne by shareholders and (ii) there would be no change in the day-to-day management responsibilities of the Fund’s portfolio management team who determine the Fund’s overall investment strategies, portfolio allocations and risk parameters.

2.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement. The PMP Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan, and risk management process. The PMP Board concluded that the Adviser had the quality and depth of personnel, resources,

TCM SMALL CAP GROWTH FUND

APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services. The PMP Board also considered that the Advisory Agreement would only be in place for the lesser of the closing of the Reorganization or 150 days.

3.
The Fund’s historical performance and the overall performance of the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the PMP Board reviewed the short-term and long-term performance of the Fund as of September 30, 2021, on both an absolute basis and in comparison to an appropriate securities market benchmark. While the PMP Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. The Board noted that the Fund had outperformed its benchmark for the one-, three- and five-year periods.

4.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fee under the Advisory Agreement. In considering the advisory fee and anticipated total fees and expenses of the Fund, the PMP Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its peer group. The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with arm’s length negotiation. The PMP Board took into account that the advisory fees and expense limitation agreement would be the same as under the Previous Advisory Agreement and that the advisory fees would be held in escrow until the Advisory Agreement was approved by Fund shareholders. The Board also considered the advisory fees paid by other accounts managed by the Adviser with a substantially similar strategy and the reasons provided for any differences in such fees. The Board concluded that the fee to be paid to the Adviser was fair and reasonable.

5.	Economies of scale. The PMP Board noted that the Adviser would be contractually agreeing to continue the same expense limitation agreement as under the Previous Advisory Agreement.

6.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund. The PMP Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Fund. The Board considered the expected profitability to the Adviser from its relationship with the Fund and considered any additional benefits that may be derived by the Adviser from its relationship with the Fund; noting that the Fund does not utilize Rule

TCM SMALL CAP GROWTH FUND

APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

12b-1 fees. After such review, the PMP Board determined that the expected profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser should be able to maintain adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the PMP Board’s decision to approve the Advisory Agreement and the for the Fund; rather each Independent Trustees based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Independent Trustees determined that the Advisory Agreement is fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement is in the best interests of the Fund and its shareholders.

TCM SMALL CAP GROWTH FUND

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. Personnel of the Advisor conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

TCM SMALL CAP GROWTH FUND

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 992-0180 or by accessing the Fund’s website at https://individuals.voya.com/product/mutual-fund/profile/voya-small-cap-growth-fund. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ending June 30 is available without charge, upon request, by calling (800) 992-0180 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s quarterly holdings for the most recent fiscal year can be obtained by accessing the Fund’s website at https://individuals.voya.com/product/mutual-fund/profile/voya-small-cap-growth-fund. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (800) 992-0180.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts and to shareholder the Transfer Agent reasonably believes are from the same family or household. Please call the Fund’s transfer agent toll free at (800) 992-0180 (or contact your financial institution) to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.  In addition, see the Important Notice on the cover page for changes to the distribution of the annual and semi-annual reports effective January 1, 2021.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 992-0180. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at https://individuals.voya.com/product/mutual-fund/profile/voya-small-cap-growth-fund.

TCM SMALL CAP GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic, and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Interim Investment Advisor
Voya Investment Management Co. LLC
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon 97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worchester, LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(800) 992-0180

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    June 6, 2022

By (Signature and Title)*    /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    June 6, 2022

* Print the name and title of each signing officer under his or her signature.